SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

                           FILED BY THE REGISTRANT [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

                           Check the appropriate box:

                         [ ] Preliminary Proxy Statement
                [ ] Confidential, for Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2))
                  [X] Supplement to Definitive Proxy Statement
                       [ ] Definitive Additional Materials
             [ ] Soliciting Material Pursuant to Section 240.14a-12

                            NAUTICA ENTERPRISES, INC.

                (Name of Registrant as Specified In Its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1) Title of each class of securities to which transaction applies:

       ------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

       ------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       ------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

       ------------------------------------------------------------------------
    5) Total fee paid:

       ------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       ------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

       ------------------------------------------------------------------------

    3) Filing Party:

       ------------------------------------------------------------------------
    4) Date Filed:

       ------------------------------------------------------------------------

                            NAUTICA ENTERPRISES, INC.
                               40 WEST 57TH STREET
                            NEW YORK, NEW YORK 10019

                          ---------------------------

                       FIRST SUPPLEMENT TO PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 8, 2003

                          ---------------------------


     The following information supplements and amends the Proxy Statement, dated June 6, 2003 (the "Proxy Statement"), of Nautica Enterprises, Inc. (the "Company") furnished to stockholders in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of the Company for use at the 2003 Annual Meeting of Stockholders, which is scheduled to be held on Tuesday, July 8, 2003, at 10:00 a.m. local time at 40 West 57th Street, 7th Floor, New York, New York 10019, and at any adjournments or postponements thereof (the "2003 Annual Meeting"). This Supplement, which should be read in conjunction with the Proxy Statement, is first being furnished to stockholders of the Company on or about June 16, 2003.

     Only holders of record of shares of common stock of the Company at the close of business on May 29, 2003 are entitled to receive notice of and to vote at the 2003 Annual Meeting.

     You are being asked to elect eight Directors and to ratify the appointment of the Company's independent certified public accountants at the 2003 Annual Meeting. TIME IS SHORT! THE 2003 ANNUAL MEETING IS FAST APPROACHING. Please sign, date and return the enclosed duplicate WHITE proxy card in the provided postage-paid envelope. If you have any questions or need help voting your proxy, please call MacKenzie Partners, Inc., our proxy solicitor, at (800) 322-2885 toll-free or collect at (212) 929-5500.

     Since we mailed our original Proxy Statement and related material to you, the Barington Group, a Wall Street hedge fund and certain affiliates (as defined below), disclosed through the filing of a preliminary proxy statement with the Securities and Exchange Commission (the "SEC") their intention to seek to elect three of their nominees to the Company's Board and to change a portion of the Company's by-laws at the 2003 Annual Meeting. The three nominees that the Barington Group are seeking to place on the Board are referred to herein as the "Barington Nominees."

     The Barington Group seeks to unseat Charles H. Scherer, a Director of the Company since 1994 and a managing partner of Hughes Hubbard & Reed LLP, an international law firm, Steven H. Tishman, a Managing Director of Rothschild Inc. and a Director since 2001 and John Varvatos of the John Varvatos Company and a Director since 2000 with nominees who are, in our opinion, simply less qualified than our nominees.

     The Barington Group consists of the following stockholders: Barington Companies Equity Partners, L.P., Jewelcor Management, Inc., RCG Ambrose Master Fund, Ltd. and Ramius Securities, LLC (together, the "Barington Group").

     THE BOARD RECOMMENDS THAT STOCKHOLDERS REJECT THE BARINGTON GROUP'S PROXY SOLICITATION, THE BARINGTON NOMINEES AND THE OTHER BARINGTON PROPOSALS. THE BOARD URGES STOCKHOLDERS TO VOTE FOR THE ELECTION OF THE BOARD'S NOMINEES NAMED IN NAUTICA'S PROXY STATEMENT.

     YOU CAN VOTE YOUR SHARES BY TELEPHONE, VIA THE INTERNET OR BY SIGNING AND DATING THE ENCLOSED WHITE PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID RETURN ENVELOPE. IF YOU PREVIOUSLY VOTED ON THE BARINGTON GROUP'S PROXY CARD, YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTE. YOUR LATER DATED WHITE PROXY CARD WILL REVOKE ANY PRIOR PROXY. IT IS YOUR LATEST DATED PROXY THAT COUNTS.

                             ADDITIONAL INFORMATION

PARTICIPANTS IN THE SOLICITATION

     Under applicable regulations of the SEC, members of the Board and certain officers and employees of the Company may be deemed to be "participants" with respect to the Company's solicitation of proxies in connection with the 2003 Annual Meeting. Certain information concerning participants is set forth in the Proxy Statement, this Supplement and in Annex A hereto. Copies of the Company's filings with the SEC, including the Proxy Statement, are available free of charge through the investor relations section of the Company's website at WWW.NAUTICA.COM. The Company's filings are available on the same day they are electronically filed with the SEC.

NOMINATING COMMITTEE

     The Nominating Committee of the Board of Directors held one meeting during fiscal year 2003.

METHOD AND COST OF PROXY SOLICITATION

     As a result of the proxy contest initiated by the Barington Group, the Company will incur substantial additional costs in connection with its solicitation of proxies. The Company has retained MacKenzie Partners, Inc. ("MacKenzie") to assist in the solicitation of proxies for a minimum fee of $50,000 and a maximum fee of $125,000. MacKenzie will employ approximately 50 people to solicit proxies from the Company's stockholders. The Company has agreed to indemnify MacKenzie against certain liabilities arising out of or in connection with MacKenzie's engagement.

     Expenses related to the solicitation of proxies from stockholders, in excess of those normally spent for an annual meeting, are expected to aggregate up to approximately $1 Million, of which approximately $200,000 has been spent to date.

FORWARD-LOOKING STATEMENTS

     Certain statements made in this Supplement and other written or oral statements made by or on behalf of the Company may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on the Company's current expectations of future events and are subject to a number of risks and uncertainties that may cause the Company's actual results to differ materially from those described in the forward-looking statements. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. These factors and uncertainties include, among others: the risk that new businesses of the Company will not be integrated successfully; the risk that the Company will experience operational difficulties with its distribution facility; the overall level of consumer spending on apparel; dependence on sales to a limited number of large department store customers; risks related to extending credit to customers; actions of existing or new competitors and changes in economic, political or health conditions in the markets where the Company sells or sources its products, including with respect to SARS; downturn or generally reduced shopping activity caused by public safety concerns; risks associated with consolidations, restructurings and other ownership changes in the retail industry; changes in trends in the market segments in which the Company competes; risks associated with uncertainty relating to the Company's ability to launch, support and implement new product lines; effects of competition; changes in the costs of raw materials, labor and advertising; the ability to secure and protect trademarks and other intellectual property rights; risks associated with the relocation of Earl Jean, Inc.; the risk that the cost of transitioning the Nautica Europe business to licensing or other key arrangements will be more than anticipated or that the Company will not be able to negotiate acceptable terms; and, the impact that any labor disruption at the Company's ports of entry could have on timely product deliveries. These and other risks and uncertainties are disclosed from time to time in the Company's filings with the Securities and Exchange Commission, including the "Forward-Looking and Cautionary Statements" section of the Company's Annual Report on Form 10-K for the fiscal year ended March 1, 2003, in the Company's press releases and in oral statements made by or with the approval of authorized personnel. The Company assumes no obligation to update any forward-looking statements as a result of new information or future events or developments.

                                     ANNEX A
                     INFORMATION CONCERNING PARTICIPANTS IN
                           THE SOLICITATION OF PROXIES
                          BY NAUTICA ENTERPRISES, INC.

     Under applicable SEC regulations, each member of the Board and certain officers and employees of the Company may be deemed a "participant" in the solicitation of proxies for the 2003 Annual Meeting. The following sets forth the name and the present principal occupation or employment, and the name and principal business address of any corporation or other organization in which such employment is carried on, of the persons who may be deemed participants. Unless otherwise indicated, the principal occupation refers to such person's position with the Company.

DIRECTOR NOMINEES

     The following table sets forth the name, principal occupation and principal business address of each of the director nominees:

NAME                PRINCIPAL OCCUPATION        BUSINESS ADDRESS

Robert B. Bank      President                   Robert B. Bank Advisory Services
                    Robert B. Bank Advisory     11329 John Carroll Rd.
                    Services                    Owings Mills, Maryland 21117

David Chu           Vice Chairman               Nautica Enterprises Inc.
                                                40 West 57th Street
                                                New York, New York 10019

Israel Rosenzweig   Senior Vice President,      60 Cuttermill Rd.
                    Georgetown Partners, Inc.   Great Neck, New York 11021
                    General Partner,
                    Gould Investors L.P.

Harvey Sanders      Chairman of the Board,      Nautica Enterprises Inc.
                    President and Chief         40 West 57th Street
                    Executive Officer           New York, New York 10019

Charles H. Scherer  Managing Partner,           Hughes Hubbard & Reed LLP
                    Hughes Hubbard & Reed LLP   One Battery Park Plaza
                                                New York, New York 10004

Steven H. Tishman   Managing Director,          Rothschild Inc.
                    Rothschild Inc.             1251 Avenue of the Americas
                                                51st Floor
                                                New York, New York 10020

John Varvatos       President,                  Nautica Enterprises Inc.
                    John Varvatos Company       40 West 57th Street
                                                New York, New York 10019

Ronald G. Weiner    President,                  One Dag Hammarskjold Plaza,
                    Perelson Weiner LLP         42nd Floor
                                                New York, New York 10017

PARTICIPANT EMPLOYEES

     The principal occupations of each of the Company's regular employees who are deemed participants are set forth below:

          NAME                    PRINCIPAL OCCUPATION

          Tony Filoso             Director of Financial Reporting

          Shannon Froehlich       Vice President - Corporate Investor Relations

          Lainie Goldstein        Vice President of Finance and Business
                                  Development

          Wayne A. Marino (1)     Senior Vice President and Chief Financial
                                  Officer

          Bonnie Takhar           President of Earl Jean, Inc.


          (1) Wayne A. Marino, age 42, has been Senior Vice President and Chief Financial Officer of the Company since April 2000. From April 1998 to April 2000, he was the Chief Financial Officer of Hartstrings, Inc., a privately-held company that designs, manufactures and distributes children's apparel. During his employment at Hartstrings, Inc., Mr. Marino was responsible for all financial and operational areas within the company.


INFORMATION REGARDING OWNERSHIP OF THE COMPANY'S SECURITIES BY PARTICIPANTS

     The following table sets forth the beneficial ownership of securities of the Company as of May 29, 2003 by certain participants in this solicitation. Unless otherwise indicated, all of such interests are owned directly. In each case, the amount of such ownership by such participant is less than 1% of the Company's common stock. Unless otherwise indicated, the business address of each participant is Nautica Enterprises, Inc., 40 West 57th Street, New York, New York 10019.

          NAME AND ADDRESS        NUMBER OF SHARES OF COMMON
          OF BENEFICIAL OWNER     STOCK BENEFICIALLY OWNED

          Tony Filoso              1,000

          Shannon Froehlich            0

          Lainie Goldstein        22,800

          Wayne A. Marino         22,000

          Bonnie Takhar            2,000


INFORMATION REGARDING TRANSACTIONS IN THE COMPANY'S SECURITIES BY PARTICIPANTS

     The following table sets forth purchases and sales of the Company's securities by the participants listed below since June 13, 2001.

                                               NUMBER OF SHARES OF COMMON STOCK
                                               OR OPTIONS TO PURCHASE SHARES OF
                                               COMMON STOCK ACQUIRED OR
     NAME                         DATE         (DISPOSED OF)

     Harvey Sanders               04/29/02     337,500
                                  04/30/02     (13,300)
                                  05/01/02     (26,700)
                                  05/02/02     (12,000)
                                  05/03/02     (17,000)
                                  05/06/02      (1,000)

     Charles H. Scherer           05/30/01       3,000
                                                (3,000)
                                  06/06/01       6,000
                                                (6,000)




MISCELLANEOUS INFORMATION CONCERNING PARTICIPANTS

     Except as described in this Annex A, the Proxy Statement or the Supplement, neither any participant nor any of their respective associates (together, the "Participant Associates") is either a party to any transaction or series of transactions since March 2, 2002, or has knowledge of any currently proposed transaction or series of proposed transactions, (i) to which the Company or any of its subsidiaries was or is to be a party, (ii) in which the amount involved exceeds $60,000, and (iii) in which any participant or Participant Associate had, or will have, a direct or indirect material interest. Furthermore, except as described in this Annex A, the Proxy Statement or the Supplement, (i) no participant or Participant Associate directly or indirectly beneficially owns any securities of the Company or any securities of any subsidiary of the Company, and (ii) no participant owns any securities of the Company of record but not beneficially.

     Except as described in this Annex A, the Proxy Statement or the Supplement, no participant or Participant Associate has entered into any agreement or understanding with any person respecting any future employment by the Company or any of its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party. Except as described in this Annex A, the Proxy Statement or the Supplement, there are no contracts, arrangements or understandings by any participant within the past year with any person with respect to any securities of the Company.

                                    IMPORTANT

     PLEASE RETURN YOUR WHITE PROXY CARD AND DO NOT RETURN ANY OF THE BARINGTON GROUP'S PROXY CARDS, EVEN AS A PROTEST VOTE AGAINST THEM. ONLY YOUR LATEST DATED, SIGNED PROXY CARD WILL BE COUNTED, AND ANY BARINGTON PROXY YOU SIGN FOR ANY REASON COULD INVALIDATE PREVIOUS WHITE PROXY CARDS SENT BY YOU TO SUPPORT NAUTICA'S BOARD OF DIRECTORS.

     Your vote is important. Please take a moment to vote by telephone, via the internet or SIGN, DATE and promptly MAIL your WHITE proxy card in the postage-paid envelope provided. If your shares are held in the name of a brokerage firm, bank nominee or other institution, please sign, date and mail the enclosed WHITE instruction card in the postage-paid envelope provided. If you have any questions or need assistance in voting your shares, please call:

                             MACKENZIE PARTNERS, INC
                         105 Madison Avenue - 14th Floor
                               New York, NY 10016
                            TOLL FREE: (800) 322-2885
                  BANKS & BROKERS CALL COLLECT: (212) 929-5500

PROXY                                                                     PROXY

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                            NAUTICA ENTERPRISES, INC.
              PROXY -- ANNUAL MEETING OF STOCKHOLDERS, JULY 8, 2003

     The undersigned hereby appoints Harvey Sanders and Wayne A. Marino, and each of them, as proxies and attorneys-in-fact of the undersigned, with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Nautica Enterprises, Inc. held of record by the undersigned on May 29, 2003 at the Annual Meeting of Stockholders to be held on July 8, 2003 or any adjournment or postponement thereof.

                 (Continued and to be signed on reverse side.)
-------------------------------------------------------------------------------
    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

       YOU CAN NOW ACCESS YOUR NAUTICA ENTERPRISES, INC. ACCOUNT ONLINE.

Access your Nautica Enterprises, Inc. stockholder account online via Investor ServiceDirect(SM) (ISD).

Mellon Investor Services LLC, agent for Nautica Enterprises, Inc., now makes it easy and convenient to get current information on your stockholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

     -    View account status                -    Make address changes

     -    View certificate history           -    Establish/change your PIN


              VISIT US ON THE WEB AT HTTP://WWW.MELLONINVESTOR.COM
                 AND FOLLOW THE INSTRUCTIONS SHOWN ON THIS PAGE.


STEP 1:   FIRST TIME USERS - ESTABLISH A PIN

You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) or Investor ID available to establish a PIN.

THE CONFIDENTIALITY OF YOUR PERSONAL INFORMATION IS PROTECTED USING SECURE SOCKET LAYER (SSL) TECHNOLOGY.

-    SSN or Investor ID
-    PIN
-    Then click on the Establish PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.


STEP 2:   LOG IN FOR ACCOUNT ACCESS

You are now ready to log in. To access your account please enter your:

-    SSN or Investor ID
-    PIN
-    Then click on the Submit button

If you have more than one account, you will now be asked to select the appropriate account.


STEP 3:   ACCOUNT STATUS SCREEN

You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

-    Certificate History
-    Issue Certificate
-    Address Change

              FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN
                       9AM-7PM MONDAY-FRIDAY EASTERN TIME

                         Please Mark Here for Address Change or Comments     | |

                                                                SEE REVERSE SIDE

                                                For          Withhold
                                                All            All
1. Election of Directors                        | |            | |

   Nominees:

   01 Robert B. Bank              02 David Chu
   03 Israel Rosenzweig           04 Harvey Sanders
   05 Charles H. Scherer          06 Steven H. Tishman
   07 John Varvatos               08 Ronald G. Weiner

   INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the blank space below.

                                                For        Against      Abstain
2. Ratification of the appointment of           | |          | |          | |
   Grant Thornton LLP as independent
   certified public accountants for
   the Company.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS "1" AND "2".



Signature                       Signature                     Date
         -------------------             -------------------      -------------

PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL NAME AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

-------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

        INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11PM EASTERN
                   TIME THE DAY PRIOR TO ANNUAL MEETING DAY.

   YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR
                  SHARES IN THE SAME MANNER AS IF YOU MARKED,
                      SIGNED AND RETURNED YOUR PROXY CARD.

                                    INTERNET
                           HTTP://WWW.EPROXY.COM/NAUT

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

                                       OR

                                    TELEPHONE
                                 1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

                                       OR

                                      MAIL

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

     IF YOU VOTE BY TELEPHONE OR THE INTERNET, DO NOT MAIL BACK THIS PROXY CARD.

     PROXIES SUBMITTED BY TELEPHONE OR THE INTERNET MUST BE RECEIVED BY 11:00 PM
                          EASTERN TIME, ON JULY 7, 2003.

                                  END OF FILING